Acquisition of Subsidiaries	12 Months Ended
Dec. 31, 2010
Acquisition of Subsidiaries [Abstract]
ACQUISITION OF SUBSIDIARIES
3. ACQUISITION OF SUBSIDIARIES
Julun Network

On November 30, 2010, Giant Network acquired 100% equity interest of Julun Network, a developer of online games incorporated in China, for RMB15,906,862 (US$2,410,131). Giant Network acquired Julun Network for the knowledge and expertise of its R&D employees. The acquisition met the definition of a business acquisition in accordance with ASC subtopic 805-10.

Total purchase consideration is RMB15,906,862 (US$2,410,131). Breakdown of the total purchase consideration is as follows:

Purchase consideration:	RMB	US$
Payment of cash	15,906,862	2,410,131

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as at the date of acquisition:

	RMB	US$
Current assets	994,365	150,661
Property and equipment, net	503,798	76,333
Online game software	1,146,029	173,641

Total assets acquired	2,644,192	400,635

Accounts and other payables	(2,662,605)	(403,425)
Accrued liabilities	(52,098)	(7,894)

Total liabilities assumed	(2,714,703)	(411,319)

Net liabilities acquired	(70,511)	(10,684)
Goodwill	15,977,373	2,420,815

Total fair value of purchase price consideration	15,906,862	2,410,131

The fair value of the online game software was determined based on an independent valuation using an income approach, which involves applying an appropriate discount rate to estimated cash flows that will be derived from the online game in the future. The goodwill represented expected synergies arising at acquisition from the knowledge and expertise of the employees of Julun Network.

Pro forma results of operation for this acquisition have not been presented because the effects of the acquisition were not material to the Group’s consolidated financial results.